UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus High Yield Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus High Yield Fund

ANNUAL REPORT December 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Fund, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus High Yield Fund’s Class A shares produced a total return of 7.12%, Class C shares returned 6.32%, and Class I shares returned 7.21%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 7.47% over the same period.2

High yield bonds produced solidly positive returns amid improving business conditions and expectations of lower corporate tax rates. The fund lagged the Index, mainly due to underweighted exposure to utilities and relatively heavy positions in cable television companies.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength, and the company’s management. The fund also looks for companies that are under-leveraged, have positive free cash flow, and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts, and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). To enhance current income, the fund may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security. The fund may also make forward commitments in which it agrees to buy or sell a security in the future at a price agreed upon today.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks prior to the start of 2017 in response to expectations that a newly elected presidential administration’s business-friendly policies would boost U.S. economic growth. In 2017, synchronized global economic growth

DISCUSSION OF FUND PERFORMANCE (continued)

prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. For example, the Federal Reserve Board implemented three increases in the overnight federal funds rate and began to unwind its balance sheet. In contrast, long-term interest rates moderated over much of the year, giving back part of the post-election spike when inflationary pressures remained muted. Rising long-term interest rates in the fall were not enough to fully offset those gains.

High yield bonds generally fared better than their higher-quality counterparts in this constructive environment. CCC-rated bonds typically produced higher returns than B- or BB-rated bonds, leading to narrower spreads along the credit-quality spectrum. The health care and banking sectors fared especially well, while energy companies struggled over much of the year.

Sector Allocation Strategy Dampened Relative Results

The fund’s performance compared to the Index during 2017 was hindered to a degree by our sector allocation strategy. We maintained underweighted exposure to utilities that benefited from an acceleration of mergers-and-acquisitions activity. Conversely, an overweighted position among cable television companies proved counterproductive. Most notably, a European cable television company was hurt by intensifying competitive pressures. From a security selection perspective, a bond issued on behalf of a U.S. coal producer lost value due to a trade dispute.

The fund achieved better relative results in other areas. The fund generally avoided securities from some of the market’s weaker industries, including landline telecommunications providers, brick-and-mortar retailers, and health care service companies struggling with regulatory uncertainty. Instead, we focused on industry groups that we regarded as more favorably positioned, such as equipment rental companies that saw demand spike after several natural disasters and packaging companies that benefited from the strengthening economy. The fund’s top individual performers during 2017 included a gambling products supplier, a Latin American wireless carrier, and a Canadian pharmaceutical company.

Positioned for Further Growth

As of the end of the reporting period, high yield market fundamentals appear strong, supported by synchronized global growth, rising corporate earnings, lower tax rates, and low default rates. In this environment, we have maintained overweighted exposure to packaging companies and homebuilders that seem likely to continue to benefit from current economic and political trends. We also have emphasized technology companies in the midst of positive secular growth trends. We have identified relatively few opportunities among retailers and landline telecommunication services providers that are struggling with competitive pressures.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Fund Class A shares, Class C shares and Class I shares and the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I of Dreyfus High Yield Fund on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2.34%	3.82%	5.86%
Without sales charge	7.12%	4.77%	6.35%
Class C shares
with applicable redemption charge †	5.32%	3.99%	5.55%
without redemption	6.32%	3.99%	5.55%
Class I shares	7.21%	5.03%	6.60%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	7.47%	5.81%	7.95%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.85	$8.67	$3.57
Ending value (after expenses)	$1,026.10	$1,022.30	$1,025.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9%
Aerospace/Defense - 1.1%
Bombardier, Sr. Unscd. Notes		7.75	3/15/20	1,310,000	[b]	1,413,163
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	2,285,000	[b]	2,313,563
Engility, Gtd. Notes		8.88	9/1/24	2,205,000		2,364,863
TransDigm, Gtd. Notes		6.50	5/15/25	3,000,000		3,075,000
ViaSat, Sr. Unscd. Notes		5.63	9/15/25	3,790,000	[b]	3,837,375
					13,003,964
Automotive - 1.1%
Aston Martin Capital Holdings, Sr. Scd. Notes		6.50	4/15/22	2,950,000	[b]	3,108,563
Gates Global, Gtd. Notes		6.00	7/15/22	6,600,000	[b]	6,781,500
IHO Verwaltungs, Sr. Scd. Bonds		4.50	9/15/23	1,480,000	[b]	1,512,382
TI Group Automotive Systems, Sr. Unscd. Notes		8.75	7/15/23	2,551,000	[b]	2,748,703
					14,151,148
Banking - 2.1%
Ally Financial, Gtd. Notes		7.50	9/15/20	2,685,000		2,980,350
Ally Financial, Gtd. Notes		8.00	11/1/31	2,627,000		3,428,235
Ally Financial, Sr. Unscd. Notes		4.63	5/19/22	1,650,000		1,720,125
Ally Financial, Sub. Notes		5.75	11/20/25	2,645,000	[c]	2,892,969
Bank of America, Jr. Sub. Notes, Ser. AA		6.10	12/29/49	3,520,000	[c]	3,867,600
Citigroup, Jr. Sub. Bonds		5.95	12/29/49	3,560,000		3,791,400
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/24	2,400,000		3,320,192
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. X		6.10	10/29/49	3,375,000		3,712,669
					25,713,540
Building Materials - 2.0%
FBM Finance, Sr. Scd. Notes		8.25	8/15/21	6,555,000	[b]	6,997,462
HD Supply, Gtd. Notes		5.75	4/15/24	2,110,000	[b]	2,247,150

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Building Materials - 2.0% (continued)
Louisiana-Pacific, Gtd. Notes	4.88	9/15/24	4,515,000		4,673,025
Ply Gem Industries, Gtd. Notes	6.50	2/1/22	1,500,000		1,561,875
RSI Home Products, Scd. Notes	6.50	3/15/23	4,030,000	[b]	4,241,575
Summit Materials, Gtd. Notes	8.50	4/15/22	455,000		506,188
Summit Materials, Gtd. Notes	6.13	7/15/23	4,205,000		4,394,225
				24,621,500
Cable & Satellite - 6.1%
Altice Financing, Sr. Scd. Bonds	7.50	5/15/26	2,865,000	[b]	3,058,388
Altice Financing, Sr. Scd. Notes	6.63	2/15/23	5,425,000	[b]	5,694,080
Altice Finco, Gtd. Notes	7.63	2/15/25	4,344,000	[b,c]	4,436,310
Beacon Escrow, Sr. Unscd. Notes	4.88	11/1/25	4,845,000	[b]	4,887,394
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/23	4,235,000	[b]	4,330,287
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/24	3,390,000	[b]	3,542,550
CCO Holdings, Sr. Unscd. Notes	5.38	5/1/25	2,015,000	[b]	2,081,132
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/26	2,705,000	[b]	2,816,581
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/26	2,945,000	[b]	3,025,988
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/21	2,450,000		2,633,750
CSC Holdings, Sr. Unscd. Notes	10.13	1/15/23	3,655,000	[b]	4,125,581
CSC Holdings, Sr. Unscd. Notes	5.25	6/1/24	3,800,000		3,733,500
DISH DBS, Gtd. Notes	6.75	6/1/21	1,135,000		1,196,006
DISH DBS, Gtd. Notes	5.88	7/15/22	6,470,000		6,526,612
DISH DBS, Gtd. Notes	7.75	7/1/26	1,235,000		1,302,925
Intelsat Jackson Holdings, Gtd. Notes	7.50	4/1/21	3,520,000		3,220,800
Intelsat Jackson Holdings, Sr. Unscd. Notes	9.75	7/15/25	2,705,000	[b]	2,610,325

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Cable & Satellite - 6.1% (continued)
Midcontinent Communications/Midcontinent Finance, Gtd. Notes	6.88	8/15/23	3,490,000	[b]	3,721,212
Radiate Holdco, Sr. Unscd. Notes	6.63	2/15/25	4,660,000	[b]	4,415,350
UPC Holding, Sr. Scd. Notes	5.50	1/15/28	5,050,000	[b]	4,923,750
Virgin Media Finance, Gtd. Notes	6.00	10/15/24	1,330,000	[b]	1,369,900
Wave Holdco, Sr. Unscd. Notes	8.25	7/15/19	2,178,589	[b]	2,185,125
				75,837,546
Chemicals - 2.6%
Chemours, Gtd. Notes	7.00	5/15/25	3,960,000		4,316,400
Chemours, Gtd. Notes	5.38	5/15/27	950,000		985,625
Consolidated Energy Finance, Gtd. Notes	6.75	10/15/19	1,408,000	[b]	1,434,400
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/25	4,100,000	[b]	4,356,250
CVR Partners, Scd. Notes	9.25	6/15/23	2,410,000	[b]	2,602,800
INEOS Group Holdings, Gtd. Notes	5.63	8/1/24	4,879,000	[b,c]	5,098,555
Kraton Polymers, Gtd. Notes	10.50	4/15/23	880,000	[b]	998,800
Kraton Polymers, Gtd. Notes	7.00	4/15/25	6,615,000	[b]	7,111,125
Trinseo Materials Operating, Sr. Unscd. Notes	5.38	9/1/25	2,690,000	[b]	2,790,875
Univar, Gtd. Notes	6.75	7/15/23	2,275,000	[b]	2,388,750
				32,083,580
Construction Machinery - 1.5%
Ahern Rentals, Scd. Notes	7.38	5/15/23	3,750,000	[b]	3,543,750
BlueLine Rental Finance, Scd. Notes	9.25	3/15/24	4,560,000	[b]	4,879,200
H&E Equipment Services, Gtd. Notes	5.63	9/1/25	5,935,000	[b]	6,216,912
United Rentals North America, Gtd. Notes	4.63	10/15/25	3,530,000		3,565,300
				18,205,162

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Consumer Cyclical Services - 1.4%
GEO Group, Gtd. Notes	6.00	4/15/26	3,959,000		4,087,667
Prime Security Services Borrower, Scd. Notes	9.25	5/15/23	8,100,000	[b]	9,011,250
Reliance Intermediate Holdings, Sr. Scd. Notes	6.50	4/1/23	4,274,000	[b]	4,530,440
				17,629,357
Consumer Products - .8%
Kronos Acquisition Holdings, Gtd. Notes	9.00	8/15/23	3,700,000	[b]	3,468,750
Prestige Brands, Gtd. Notes	6.38	3/1/24	2,975,000	[b,c]	3,097,719
Tempur Sealy International, Gtd. Notes	5.63	10/15/23	2,610,000		2,727,450
				9,293,919
Diversified Manufacturing - .7%
ATS Automation Tooling Systems, Gtd. Notes	6.50	6/15/23	3,547,000	[b]	3,724,350
Griffon, Gtd. Notes	5.25	3/1/22	5,280,000		5,359,200
				9,083,550
Electric - 2.4%
AES, Sr. Unscd. Notes	5.50	3/15/24	880,000		919,600
AES, Sr. Unscd. Notes	6.00	5/15/26	2,445,000		2,652,825
Calpine, Sr. Unscd. Notes	5.50	2/1/24	2,115,000		2,030,400
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/24	7,240,000		7,366,700
Dynegy, Gtd. Notes	7.63	11/1/24	2,630,000		2,833,825
Enviva Partners, Gtd. Notes	8.50	11/1/21	4,655,000		4,975,031
NRG Energy, Gtd. Notes	7.25	5/15/26	2,950,000		3,226,533
NRG Energy, Gtd. Notes	6.63	1/15/27	1,980,000		2,103,750
NRG Energy, Gtd. Notes	5.75	1/15/28	3,380,000	[b]	3,422,250
				29,530,914
Energy - 12.7%
Alta Mesa Housings, Gtd. Notes	7.88	12/15/24	3,950,000		4,349,937
Antero Resources, Gtd. Notes	5.13	12/1/22	4,265,000		4,371,625

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Energy - 12.7% (continued)
Antero Resources, Gtd. Notes	5.63	6/1/23	1,160,000		1,212,200
Archrock Partners, Gtd. Notes	6.00	4/1/21	740,000		743,700
Archrock Partners, Gtd. Notes	6.00	10/1/22	4,025,000		4,045,125
California Resources, Scd. Notes	8.00	12/15/22	795,000	[b,c]	658,856
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	4,104,000	[c]	4,186,080
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	725,000	[c]	755,813
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/24	2,840,000		3,237,600
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/25	4,110,000		4,461,919
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/25	5,350,000	[b]	5,457,000
Chesapeake Energy, Gtd. Notes	8.00	6/15/27	3,050,000	[b,c]	2,935,625
Chesapeake Energy, Scd. Notes	8.00	12/15/22	747,000	[b,c]	808,628
Chesapeake Energy, Sr. Unscd. Notes	8.00	1/15/25	3,345,000	[b]	3,382,631
Continental Resources, Gtd. Notes	4.50	4/15/23	4,925,000		5,035,812
Continental Resources, Gtd. Notes	3.80	6/1/24	1,800,000	[c]	1,786,500
Continental Resources, Sr. Unscd. Notes	4.38	1/15/28	1,520,000	[b]	1,502,444
CrownRock, Sr. Unscd. Notes	5.63	10/15/25	3,885,000	[b]	3,914,137
CVR Refining, Gtd. Notes	6.50	11/1/22	6,238,000		6,456,330
Endeavor Energy Resource, Sr. Unscd. Notes	5.50	1/30/26	4,830,000	[b]	4,926,600
EP Energy, Scd. Notes	8.00	2/15/25	1,920,000	[b,c]	1,411,200
Extraction Oil & Gas, Gtd. Notes	7.88	7/15/21	5,800,000	[b]	6,162,500
Forum Energy Technologies, Gtd. Notes	6.25	10/1/21	2,980,000		3,002,350
Genesis Energy, Gtd. Bonds	5.63	6/15/24	3,370,000		3,302,600
Genesis Energy, Gtd. Notes	6.75	8/1/22	350,000		364,875

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Energy - 12.7% (continued)
Genesis Energy, Gtd. Notes	6.00	5/15/23	1,775,000		1,806,063
Genesis Energy, Gtd. Notes	6.50	10/1/25	1,200,000		1,224,000
Genesis Energy, Gtd. Notes	6.25	5/15/26	1,750,000		1,747,813
Gulfport Energy, Gtd. Notes	6.00	10/15/24	3,350,000		3,366,750
Gulfport Energy, Gtd. Notes	6.38	5/15/25	2,290,000		2,310,038
Matador Resources, Gtd. Notes	6.88	4/15/23	5,340,000		5,633,700
Noble Holding International, Gtd. Notes	7.75	1/15/24	4,680,000	[c]	4,048,200
Oasis Petroleum, Gtd. Notes	6.50	11/1/21	4,375,000	[c]	4,478,906
PDC Energy, Gtd. Notes	6.13	9/15/24	4,940,000		5,137,600
Precision Drilling, Gtd. Notes	7.75	12/15/23	1,835,000	[c]	1,935,925
Precision Drilling, Gtd. Notes	7.13	1/15/26	1,710,000	[b,c]	1,748,475
Sanchez Energy, Gtd. Notes	7.75	6/15/21	3,715,000		3,510,675
Sanchez Energy, Gtd. Notes	6.13	1/15/23	4,730,000	[c]	4,032,325
SemGroup, Gtd. Notes	5.63	7/15/22	3,145,000		3,121,413
SemGroup, Gtd. Notes	5.63	11/15/23	3,965,000		3,885,700
SRC Energy, Sr. Unscd. Notes	6.25	12/1/25	4,220,000	[b]	4,336,050
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/25	6,155,000		6,237,415
The Williams Cos., Sr. Unscd. Notes	4.55	6/24/24	3,705,000		3,862,462
Trinidad Drilling, Sr. Unscd. Notes	6.63	2/15/25	5,695,000	[b,c]	5,438,725
Unit, Gtd. Notes	6.63	5/15/21	5,615,000		5,685,187
Whiting Petroleum, Gtd. Notes	5.75	3/15/21	2,825,000	[c]	2,906,219
Whiting Petroleum, Sr. Unscd. Notes	6.63	1/15/26	2,120,000	[b]	2,165,050
				157,090,778

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Environmental - 1.0%
Advanced Disposal Services, Gtd. Notes		5.63	11/15/24	7,765,000	[b]	7,959,125
GFL Environmental, Sr. Unscd. Notes		9.88	2/1/21	2,735,000	[b]	2,888,844
GFL Environmental, Sr. Unscd. Notes		5.63	5/1/22	1,480,000	[b]	1,542,900
					12,390,869
Finance Companies - 6.9%
Aircastle, Sr. Unscd. Notes		5.50	2/15/22	3,536,000	[c]	3,805,620
Aircastle, Sr. Unscd. Notes		5.00	4/1/23	3,475,000		3,670,469
Amigo, Sr. Scd. Notes	GBP	7.63	1/15/24	2,325,000	[b,c]	3,280,876
Boparan Finance, Sr. Scd. Notes	GBP	5.25	7/15/19	2,200,000		2,895,977
Boparan Finance, Sr. Scd. Notes	GBP	5.50	7/15/21	1,000,000		1,230,200
CIT Group, Sr. Unscd. Notes		5.00	8/15/22	4,367,000		4,639,937
Cyrusone, Gtd. Notes		5.00	3/15/24	2,915,000	[b]	3,031,600
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	880,000	[c]	1,285,360
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/22	1,895,000	[c]	2,686,455
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	10,555,000	[b]	10,581,387
HUB International, Sr. Unscd. Notes		7.88	10/1/21	1,125,000	[b]	1,172,813
Icahn Enterprises, Gtd. Notes		6.00	8/1/20	2,410,000		2,480,011
Icahn Enterprises, Gtd. Notes		5.88	2/1/22	3,230,000		3,282,487
Icahn Enterprises, Gtd. Notes		6.25	2/1/22	825,000		845,625
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/25	4,815,000	[b]	4,802,962
Ladder Capital Finance Holdings, Sr. Unscd. Notes		5.25	3/15/22	3,330,000	[b]	3,442,387
Park Aerospace Holdings, Gtd. Notes		5.50	2/15/24	3,725,000	[b]	3,706,375
Park Aerospace Holdings, Sr. Unscd. Notes		5.25	8/15/22	1,380,000	[b]	1,376,550
Quicken Loans, Gtd. Notes		5.75	5/1/25	5,380,000	[b]	5,595,254

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Finance Companies - 6.9% (continued)
Quicken Loans, Gtd. Notes	5.25	1/15/28	1,900,000	[b]	1,880,430
USIS Merger Sub, Sr. Unscd. Notes	6.88	5/1/25	7,765,000	[b]	7,862,062
Vantiv, Sr. Unscd. Notes	4.38	11/15/25	1,415,000	[b]	1,436,480
Venator Finance, Gtd. Notes	5.75	7/15/25	3,285,000	[b]	3,482,100
York Risk Services Holding, Gtd. Notes	8.50	10/1/22	6,515,000	[b]	6,384,700
				84,858,117
Food and Beverage - 1.0%
Post Holdings, Gtd. Notes	5.50	3/1/25	6,450,000	[b]	6,691,875
Post Holdings, Gtd. Notes	5.00	8/15/26	950,000	[b]	936,938
Post Holdings, Gtd. Notes	5.63	1/15/28	1,010,000	[b]	1,015,050
US Foods, Gtd. Notes	5.88	6/15/24	3,310,000	[b]	3,492,050
				12,135,913
Gaming - 3.0%
Boyd Gaming, Gtd. Notes	6.38	4/1/26	2,290,000		2,473,200
Eldorado Resorts, Gtd. Notes	7.00	8/1/23	2,217,000		2,377,733
Eldorado Resorts, Notes	6.00	4/1/25	4,115,000		4,320,750
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	2,935,000	[b]	3,177,138
International Game Technology, Sr. Scd. Notes	6.50	2/15/25	2,515,000	[b]	2,823,088
MGM Growth Properties Operating Partnership, Gtd. Notes	5.63	5/1/24	4,090,000		4,376,300
MGM Resorts International, Gtd. Notes	7.75	3/15/22	4,377,000		5,000,722
Scientific Games International, Gtd. Notes	10.00	12/1/22	7,800,000		8,589,750
Station Casinos, Gtd. Notes	5.00	10/1/25	3,225,000	[b]	3,249,187
				36,387,868
Health Care - 5.8%
Catalent Pharma Solution, Gtd. Notes	4.88	1/15/26	1,940,000	[b]	1,952,125

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Health Care - 5.8% (continued)
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/25	4,660,000	[b]	4,677,475
DaVita, Gtd. Notes	5.00	5/1/25	5,060,000		5,071,132
HCA, Gtd. Notes	7.50	2/15/22	6,310,000		7,114,525
HCA, Gtd. Notes	5.88	5/1/23	1,880,000		2,011,600
HCA, Sr. Scd. Notes	5.00	3/15/24	4,765,000		4,967,512
HCA Healthcare, Sr. Unscd. Notes	6.25	2/15/21	3,200,000		3,400,000
HealthSouth, Gtd. Notes	5.75	11/1/24	2,915,000		2,995,163
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/24	6,249,000	[b]	6,670,807
Polaris Intermediate, Sr. Unscd. Notes	8.50	12/1/22	4,595,000	[b]	4,778,800
Team Health Holdings, Gtd. Notes	6.38	2/1/25	5,860,000	[b,c]	5,259,350
Tenet Healthcare, Scd. Notes	5.13	5/1/25	2,470,000	[b]	2,417,513
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/22	3,310,000		3,380,337
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	4,135,000	[c]	4,026,456
Universal Hospital Services, Scd. Notes	7.63	8/15/20	3,620,000		3,638,100
Valeant Pharmaceuticals International, Gtd. Notes	9.00	12/15/25	3,885,000	[b]	4,058,659
Valeant Pharmaceuticals International, Sr. Scd. Notes	5.50	11/1/25	1,270,000	[b]	1,298,575
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/25	3,685,000	[b]	3,712,637
				71,430,766
Home Construction - 2.2%
Ashton Woods, Sr. Unscd. Notes	6.88	2/15/21	1,774,000	[b]	1,816,133
Brookfield Residential Properties, Gtd. Notes	6.50	12/15/20	2,680,000	[b]	2,740,300
Brookfield Residential Properties, Gtd. Notes	6.38	5/15/25	3,160,000	[b,c]	3,365,400
Mattamy Group, Sr. Unscd. Notes	6.88	12/15/23	5,940,000	[b]	6,311,250
Taylor Morrison Communities, Gtd. Notes	5.88	4/15/23	3,080,000	[b]	3,268,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Home Construction - 2.2% (continued)
TRI Pointe Group, Gtd. Notes	5.88	6/15/24	3,610,000		3,871,725
William Lyon Homes, Gtd. Notes	5.88	1/31/25	6,050,000		6,193,687
				27,567,145
Industrial Services - 2.3%
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/25	6,055,000	[b]	6,372,887
EnPro Industries, Gtd. Notes	5.88	9/15/22	4,345,000		4,545,956
Hillman Group, Gtd. Notes	6.38	7/15/22	5,100,000	[b]	5,112,750
Hilton Grand Vacations Borrower, Gtd. Notes	6.13	12/1/24	2,515,000	[b]	2,757,069
Tutor Perini, Gtd. Notes	6.88	5/1/25	2,745,000	[b,c]	2,957,738
Wrangler Buyer, Sr. Unscd. Notes	6.00	10/1/25	1,350,000	[b]	1,397,250
Zachry Holdings, Sr. Unscd. Notes	7.50	2/1/20	4,655,000	[b]	4,748,100
				27,891,750
Insurance - .5%
AssuredPartners, Sr. Unscd. Notes	7.00	8/15/25	2,305,000	[b]	2,299,238
CNO Financial Group, Sr. Unscd. Notes	5.25	5/30/25	3,544,000		3,756,640
				6,055,878
Materials - 1.5%
Cleveland-Cliffs, Sr. Unscd. Notes	4.88	1/15/24	3,768,000	[b,c]	3,768,000
Contellium, Gtd. Notes	5.88	2/15/26	1,050,000	[b]	1,072,313
Mercer International, Sr. Unscd. Notes	7.75	12/1/22	4,883,000		5,175,980
Mercer International, Sr. Unscd. Notes	6.50	2/1/24	790,000		841,350
Mercer International, Sr. Unscd. Notes	5.50	1/15/26	2,105,000	[b]	2,141,838
Platform Specialty Products, Sr. Unscd. Notes	5.88	12/1/25	6,015,000	[b,c]	5,977,406
				18,976,887
Media Entertainment - 4.0%
AMC Entertainment Holdings, Gtd. Notes	5.75	6/15/25	3,020,000	[c]	3,001,125
AMC Entertainment Holdings, Gtd. Notes	6.13	5/15/27	1,275,000	[c]	1,271,813

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Media Entertainment - 4.0% (continued)
AMC Networks, Gtd. Notes	5.00	4/1/24	7,586,000		7,699,790
CBS Radio, Gtd. Notes	7.25	11/1/24	3,320,000	[b,c]	3,517,125
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	6.50	11/15/22	2,640,000		2,696,100
Gray Television, Gtd. Notes	5.13	10/15/24	1,840,000	[b]	1,840,000
Gray Television, Gtd. Notes	5.88	7/15/26	1,970,000	[b]	2,024,175
Lions Gate Entertainment, Gtd. Notes	5.88	11/1/24	4,665,000	[b]	4,950,731
National CineMedia, Sr. Unscd. Notes	5.75	8/15/26	1,505,000		1,418,463
Sinclair Television Group, Gtd. Notes	5.63	8/1/24	4,840,000	[b,c]	5,003,350
Sirius XM Radio, Sr. Unscd. Notes	5.00	8/1/27	4,360,000	[b]	4,392,700
Townsquare Media, Gtd. Notes	6.50	4/1/23	5,539,000	[b,c]	5,435,144
VHF Parent/Orchestra, Scd. Notes	6.75	6/15/22	6,005,000	[b]	6,335,275
				49,585,791
Metals and Mining - 5.5%
AK Steel, Gtd. Notes	6.38	10/15/25	1,085,000	[c]	1,079,575
AK Steel, Gtd. Notes	7.00	3/15/27	4,825,000	[c]	4,933,562
ArcelorMittal, Sr. Unscd. Notes	7.50	10/15/39	4,460,000		5,731,100
Big River Steel, Sr. Scd. Notes	7.25	9/1/25	4,135,000	[b]	4,383,100
Constellium, Sr. Unscd. Notes	6.63	3/1/25	3,925,000	[b,c]	4,145,781
First Quantum Minerals, Gtd. Notes	7.25	4/1/23	6,190,000	[b]	6,685,200
Freeport-McMoRan, Gtd. Notes	3.55	3/1/22	3,140,000		3,112,525
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	3,420,000		3,432,825
Grinding Media, Sr. Scd. Notes	7.38	12/15/23	4,869,000	[b]	5,240,018
Hudbay Minerals, Gtd. Notes	7.25	1/15/23	1,815,000	[b]	1,932,975
Hudbay Minerals, Gtd. Notes	7.63	1/15/25	6,100,000	[b]	6,710,000

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Metals and Mining - 5.5% (continued)
Novelis, Gtd. Notes		6.25	8/15/24	2,625,000	[b]	2,756,250
Novelis, Gtd. Notes		5.88	9/30/26	2,030,000	[b]	2,075,675
Peabody Energy, Sr. Scd. Notes		6.00	3/31/22	4,985,000	[b,c]	5,190,631
Peabody Energy, Sr. Scd. Notes		6.38	3/31/25	1,450,000	[b]	1,513,438
Teck Resources, Gtd. Bonds		6.00	8/15/40	3,680,000		4,112,400
Teck Resources, Gtd. Notes		6.25	7/15/41	4,105,000		4,720,750
					67,755,805
Packaging - 4.9%
ARD Finance, Sr. Scd. Notes		7.13	9/15/23	8,320,000		8,715,200
Ardagh Packaging Finance, Gtd. Notes		7.25	5/15/24	3,650,000	[b]	3,987,625
Ardagh Packaging Finance, Gtd. Notes		6.00	2/15/25	4,460,000	[b]	4,705,300
BWAY Holding, Sr. Scd. Notes		5.50	4/15/24	1,800,000	[b]	1,876,500
BWAY Holding, Sr. Unscd. Notes		7.25	4/15/25	12,140,000	[b]	12,564,900
Horizon Parent Holdings, Sr. Scd. Bonds	EUR	8.25	2/15/22	3,370,000	[b]	4,326,405
Kleopatra Holdings I, Sr. Scd. Bonds	EUR	8.50	6/30/23	3,395,000	[b]	4,165,030
Multi-Color, Sr. Unscd. Notes		4.88	11/1/25	6,345,000	[b]	6,384,656
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/24	6,370,000	[b]	6,834,214
Reynolds Group Issuer, Sr. Scd. Notes		5.13	7/15/23	3,000,000	[b]	3,108,750
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	3,280,000	[b]	3,439,900
					60,108,480
Pharmaceuticals - 1.6%
Eagle Holding, Sr. Unscd. Notes		7.63	5/15/22	5,615,000	[b]	5,727,300
Jaguar Holding II, Gtd. Notes		6.38	8/1/23	2,460,000	[b]	2,490,750
Valeant Pharmaceuticals International, Gtd. Notes		7.50	7/15/21	1,365,000	[b]	1,394,006
Valeant Pharmaceuticals International, Gtd. Notes		6.75	8/15/21	2,560,000	[b]	2,588,800

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Pharmaceuticals - 1.6% (continued)
Valeant Pharmaceuticals International, Gtd. Notes	6.13	4/15/25	4,630,000	[b]	4,253,812
Valeant Pharmaceuticals International, Sr. Scd. Notes	7.00	3/15/24	3,015,000	[b]	3,233,588
				19,688,256
Retailers - 1.6%
Albertsons, Gtd. Notes	6.63	6/15/24	1,175,000	[c]	1,128,000
Albertsons, Gtd. Notes	5.75	3/15/25	3,600,000		3,267,000
Crestwood Mid Partner, Notes	5.75	4/1/25	4,510,000		4,673,487
DriveTime Automotive Group, Sr. Scd. Notes	8.00	6/1/21	2,930,000	[b,c]	2,944,650
First Quality Finance, Gtd. Notes	5.00	7/1/25	2,605,000	[b]	2,663,613
Greystar Real Estate Partners, Sr. Scd. Notes	5.75	12/1/25	4,285,000	[b]	4,424,262
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/31	954,000	[c]	858,600
				19,959,612
Technology - 6.9%
Ascend Learning, Sr. Unscd. Notes	6.88	8/1/25	3,991,000	[b]	4,130,685
BMC Software Finance, Sr. Unscd. Notes	8.13	7/15/21	3,160,000	[b]	3,195,550
CDW, Gtd. Notes	5.50	12/1/24	3,335,000		3,643,487
CommScope Technologies, Gtd. Notes	6.00	6/15/25	5,045,000	[b]	5,385,537
Dell International, Gtd. Notes	5.88	6/15/21	1,800,000	[b]	1,872,000
Dell International, Gtd. Notes	7.13	6/15/24	2,165,000	[b,c]	2,371,199
Dell International, Sr. Scd. Notes	6.02	6/15/26	1,665,000	[b]	1,838,419
Everi Payments, Gtd. Notes	7.50	12/15/25	2,085,000	[b]	2,071,969
Exela Finance, Sr. Scd. Notes	10.00	7/15/23	2,270,000	[b]	2,218,925
First Data, Gtd. Notes	7.00	12/1/23	2,655,000	[b]	2,814,300
First Data, Sr. Scd. Notes	5.38	8/15/23	5,455,000	[b]	5,691,747
First Data, Sr. Scd. Notes	5.00	1/15/24	1,190,000	[b]	1,228,675

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Technology - 6.9% (continued)
Genesys Telecommunications Laboratories, Gtd. Notes	10.00	11/30/24	5,620,000	[b]	6,153,900
Infor Software Parent, Gtd. Notes	7.13	5/1/21	2,970,000	[b]	3,051,675
Infor US, Gtd. Notes	6.50	5/15/22	2,385,000		2,480,400
Netflix, Sr. Unscd. Bonds	5.88	2/15/25	680,000		724,200
Netflix, Sr. Unscd. Notes	5.75	3/1/24	1,765,000		1,881,931
Netflix, Sr. Unscd. Notes	4.88	4/15/28	1,185,000	[b]	1,162,781
Rackspace Hosting, Gtd. Notes	8.63	11/15/24	4,785,000	[b,c]	5,119,950
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/24	5,610,000	[b]	5,890,500
Sabre GLBL, Sr. Scd. Notes	5.38	4/15/23	2,670,000	[b]	2,763,450
SESI, Gtd. Notes	7.75	9/15/24	1,700,000	[b]	1,810,500
Sophia Finance, Sr. Unscd. Notes	9.00	9/30/23	1,780,000	[b]	1,891,250
Tempo Acquisition, Sr. Unscd. Notes	6.75	6/1/25	6,120,000	[b]	6,242,400
TTM Technologies, Gtd. Notes	5.63	10/1/25	4,185,000	[b]	4,300,087
West, Sr. Unscd. Notes	8.50	10/15/25	5,025,000	[b,c]	4,987,312
				84,922,829
Transportation Services - .5%
XPO Logistics, Gtd. Notes	6.13	9/1/23	5,350,000	[b,c]	5,677,687
Wireless Communications - 5.5%
Altice, Gtd. Notes	7.75	5/15/22	4,200,000	[b]	4,121,250
Altice, Gtd. Notes	7.63	2/15/25	4,275,000	[b,c]	4,109,344
Digicel, Gtd. Notes	6.75	3/1/23	3,515,000	[b]	3,468,989
Digicel, Sr. Unscd. Notes	6.00	4/15/21	1,950,000	[b]	1,926,581
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	2,705,000	[b]	2,667,942
SFR Group, Sr. Scd. Bonds	6.00	5/15/22	3,040,000	[b]	3,081,800

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Wireless Communications - 5.5% (continued)
SFR Group, Sr. Scd. Bonds	6.25	5/15/24	5,465,000	[b]	5,499,156
SFR Group, Sr. Scd. Notes	7.38	5/1/26	4,635,000	[b]	4,791,431
Sprint, Gtd. Notes	7.25	9/15/21	1,735,000		1,841,269
Sprint, Gtd. Notes	7.88	9/15/23	3,220,000		3,437,350
Sprint, Gtd. Notes	7.63	2/15/25	1,165,000	[c]	1,223,250
Sprint Capital, Gtd. Notes	6.88	11/15/28	3,840,000		3,873,600
Sprint Capital, Gtd. Notes	8.75	3/15/32	3,150,000		3,583,125
Sprint Communications, Gtd. Notes	7.00	3/1/20	2,535,000	[b]	2,718,788
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	3,425,000		3,639,062
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	2,075,000		2,515,938
T-Mobile USA, Gtd. Bonds	6.84	4/28/23	4,080,000		4,284,000
T-Mobile USA, Gtd. Bonds	6.50	1/15/24	1,070,000		1,136,875
T-Mobile USA, Gtd. Notes	6.00	4/15/24	4,610,000		4,898,125
T-Mobile USA, Gtd. Notes	6.38	3/1/25	1,630,000		1,748,175
T-Mobile USA, Gtd. Notes	5.13	4/15/25	3,575,000		3,722,469
				68,288,519
Wireline Communications - 1.7%
CB Escrow, Sr. Unscd. Notes	8.00	10/15/25	1,315,000	[b]	1,341,300
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	1,108,000		1,089,995
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/24	1,960,000	[c]	1,960,000
Cincinnati Bell, Gtd. Notes	7.00	7/15/24	2,345,000	[b]	2,333,275
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	1,710,000		1,297,463
Level 3 Financing, Gtd. Notes	5.38	1/15/24	3,800,000		3,804,750
Level 3 Financing, Gtd. Notes	5.25	3/15/26	3,605,000		3,547,500

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.9% (continued)
Wireline Communications - 1.7% (continued)
Qwest, Sr. Unscd. Notes	6.75	12/1/21	2,025,000		2,185,516
Sable International Finance, Gtd. Notes	6.88	8/1/22	3,450,000	[b]	3,665,625
				21,225,424
Total Bonds and Notes (cost $1,089,286,716)			1,121,152,554

Floating Rate Loan Interests - 2.7%
Consumer Cyclical Services - .2%
Capital Automotive, Term Loan, LIBOR + 6.00%	7.57	3/21/25	2,539,362	[d]	2,615,543
Consumer Products - .2%
Serta Simmons Bedding, Term Loan, LIBOR + 8.00%	9.67	10/21/24	2,624,907	[d]	2,260,701
Finance Companies - .7%
Asurion, Term Loan, LIBOR + 6.00%	7.57	7/14/25	5,225,000	[d]	5,380,104
Paysafe Group, Term Loan, LIBOR + 7.25%	8.64	12/20/25	3,065,000	[d]	3,065,000
				8,445,104
Health Care - .5%
Air Medical Group Holdings, Term Loan, LIBOR + 4.25%	5.79	9/26/24	6,266,667	[d]	6,291,483
Metals and Mining - .4%
Dynacast International, Term Loan, LIBOR + 3.25%	4.94	1/28/22	2,784,213	[d]	2,805,095
Murray Energy, Term Loan, LIBOR + 7.25%	8.94	4/9/20	2,636,365	[d]	2,329,888
				5,134,983
Technology - .7%
Almonde, Term Loan, LIBOR + 7.25%	8.73	4/28/25	3,160,000	[d]	3,177,380
BMC Software Finance, Term Loan, LIBOR + 3.25%	4.82	9/10/22	2,536,830	[d]	2,543,019
RP Crown Parent, Term Loan, LIBOR + 3.00%	4.57	9/22/23	2,786,850	[d]	2,803,836
				8,524,235
Total Floating Rate Loan Interests (cost $33,611,783)			33,272,049
Description	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills (cost $618,877)	1.11	3/1/18	620,000		618,734

Description	Shares	Value ($)
Other Investment - 5.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $65,060,888)	65,060,888	[e] 65,060,888

Investment of Cash Collateral for Securities Loaned - 9.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $118,948,301)	118,948,301	[e] 118,948,301
Total Investments (cost $1,307,526,565)	108.5%	1,339,052,526
Liabilities, Less Cash and Receivables	(8.5%)	(105,243,709)
Net Assets	100.0%	1,233,808,817

LIBOR—London Interbank Offered Rate

EUR—Euro
GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities were valued at $665,535,528 or 53.94% of net assets.

c Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $116,973,609 and the value of the collateral held by the fund was $121,667,050, consisting of cash collateral of $118,948,301 and U.S. Government & Agency securities valued at $2,718,749.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	90.9
Short-Term/Money Market Investments	14.9
Bank Loans	2.7
108.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16 ($)	Purchases ($)	Sales ($)	Value 12/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	56,615,775	526,250,541	463,918,015	118,948,301	9.6	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	58,477,491	563,926,798	557,343,401	65,060,888	5.3	552,491
Total	115,093,266	1,090,177,339	1,021,261,416	184,009,189	14.9	552,491

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Barclays Bank
United States Dollar	3,648,255	Euro	3,100,000	1/31/18	(78,935)
United States Dollar	7,292,106	British Pound	5,460,000	1/31/18	(88,208)
Common Wealth bank of Australia
United States Dollar	3,930,117	Euro	3,340,000	1/31/18	(85,629)
Goldman Sachs International
United States Dollar	2,200,779	Euro	1,870,000	1/31/18	(47,558)
United States Dollar	7,049,819	British Pound	5,280,000	1/31/18	(87,188)
Morgan Stanley Capital Services
United States Dollar	3,518,623	Euro	2,990,000	1/31/18	(76,312)
Gross Unrealized Depreciation					(463,830)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $116,973,609)—Note 1(c):
Unaffiliated issuers	1,123,517,376	1,155,043,337
Affiliated issuers	184,009,189	184,009,189
Cash denominated in foreign currency	5,740,407	5,972,358
Dividends, interest and securities lending income receivable		19,367,110
Receivable for shares of Beneficial Interest subscribed		1,281,351
Receivable for investment securities sold		1,034,880
		1,366,708,225
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		783,965
Cash overdraft due to Custodian		1,736,937
Liability for securities on loan—Note 1(c)		118,948,301
Payable for investment securities purchased		9,279,017
Payable for shares of Beneficial Interest redeemed		1,669,759
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		463,830
Accrued expenses		17,599
		132,899,408
Net Assets ($)		1,233,808,817
Composition of Net Assets ($):
Paid-in capital		1,297,383,905
Accumulated undistributed investment income—net		2,018,504
Accumulated net realized gain (loss) on investments		(96,898,968)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		31,305,376
Net Assets ($)		1,233,808,817

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	155,919,226	26,216,304	1,051,673,287
Shares Outstanding	24,747,880	4,161,573	166,802,131
Net Asset Value Per Share ($)	6.30	6.30	6.30

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Interest	72,669,908
Dividends:
Unaffiliated issuers	823,261
Affiliated issuers	552,491
Income from securities lending—Note 1(c)	982,625
Total Income	75,028,285
Expenses:
Management fee—Note 3(a)	8,621,812
Distribution/Service Plan fees—Note 3(b)	864,932
Trustees’ fees—Note 3(a,c)	91,058
Loan commitment fees—Note 2	25,262
Total Expenses	9,603,064
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(91,058)
Net Expenses	9,512,006
Investment Income—Net	65,516,279
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	15,454,866
Net realized gain (loss) on forward foreign currency exchange contracts	(2,309,431)
Net Realized Gain (Loss)	13,145,435
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	6,922,751
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(196,169)
Net Unrealized Appreciation (Depreciation)	6,726,582
Net Realized and Unrealized Gain (Loss) on Investments	19,872,017
Net Increase in Net Assets Resulting from Operations	85,388,296

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	65,516,279	61,001,258
Net realized gain (loss) on investments	13,145,435	(46,594,914)
Net unrealized appreciation (depreciation) on investments	6,726,582	116,919,809
Net Increase (Decrease) in Net Assets Resulting from Operations	85,388,296	131,326,153
Distributions to Shareholders from ($):
Investment income—net:
Class A	(8,369,994)	(9,368,712)
Class C	(2,235,633)	(3,048,393)
Class I	(58,218,468)	(47,948,252)
Net realized gain on investments:
Class A	(59,056)	-
Class C	(16,504)	-
Class I	(431,677)	-
Total Distributions	(69,331,332)	(60,365,357)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	53,611,084	64,103,190
Class C	1,463,727	3,326,280
Class I	422,040,651	323,801,055
Distributions reinvested:
Class A	6,581,667	7,835,836
Class C	1,602,314	1,796,840
Class I	25,625,035	22,570,713
Cost of shares redeemed:
Class A	(86,741,863)	(72,891,971)
Class C	(37,230,832)	(18,068,936)
Class I	(332,493,205)	(219,795,647)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	54,458,578	112,677,360
Total Increase (Decrease) in Net Assets	70,515,542	183,638,156
Net Assets ($):
Beginning of Period	1,163,293,275	979,655,119
End of Period	1,233,808,817	1,163,293,275
Undistributed investment income—net	2,018,504	1,793,737

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	8,490,931	10,609,903
Shares issued for distributions reinvested	1,041,871	1,306,860
Shares redeemed	(13,799,379)	(12,142,788)
Net Increase (Decrease) in Shares Outstanding	(4,266,577)	(226,025)
Class Ca
Shares sold	231,737	558,354
Shares issued for distributions reinvested	253,551	299,706
Shares redeemed	(5,900,526)	(3,021,759)
Net Increase (Decrease) in Shares Outstanding	(5,415,238)	(2,163,699)
Class I
Shares sold	66,935,810	54,171,643
Shares issued for distributions reinvested	4,053,901	3,752,408
Shares redeemed	(52,752,725)	(36,640,340)
Net Increase (Decrease) in Shares Outstanding	18,236,986	21,283,711

[a] During the period ended December 31, 2017, 189,281 Class C shares representing $1,194,607 were automatically converted to 189,620 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.21	5.82	6.45	6.74	6.67
Investment Operations:
Investment income—net[a]	.32	.33	.35	.36	.38
Net realized and unrealized gain (loss) on investments	.11	.39	(.60)	(.25)	.10
Total from Investment Operations	.43	.72	(.25)	.11	.48
Distributions:
Dividends from investment income—net	(.34)	(.33)	(.38)	(.39)	(.41)
Dividends from net realized gain on investments	(.00)[b]	–	–	(.01)	–
Total Distributions	(.34)	(.33)	(.38)	(.40)	(.41)
Net asset value, end of period	6.30	6.21	5.82	6.45	6.74
Total Return (%)[c]	7.12	12.71	(4.20)	1.55	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.14	5.53	5.53	5.35	5.79
Portfolio Turnover Rate	66.96	69.04	54.35	72.20	46.05
Net Assets, end of period ($ x 1,000)	155,919	180,228	170,139	212,967	319,981

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.21	5.82	6.45	6.74	6.67
Investment Operations:
Investment income—net[a]	.28	.28	.30	.31	.34
Net realized and unrealized gain (loss) on investments	.10	.39	(.60)	(.25)	.09
Total from Investment Operations	.38	.67	(.30)	.06	.43
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.33)	(.34)	(.36)
Dividends from net realized gain on investments	(.00)[b]	–	–	(.01)	–
Total Distributions	(.29)	(.28)	(.33)	(.35)	(.36)
Net asset value, end of period	6.30	6.21	5.82	6.45	6.74
Total Return (%)[c]	6.32	11.87	(4.91)	.79	6.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.38	4.78	4.79	4.61	5.05
Portfolio Turnover Rate	66.96	69.04	54.35	72.20	46.05
Net Assets, end of period ($ x 1,000)	26,216	59,502	68,331	89,182	105,686

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.22	5.82	6.45	6.75	6.67
Investment Operations:
Investment income—net[a]	.34	.35	.37	.38	.40
Net realized and unrealized gain (loss) on investments	.10	.39	(.61)	(.26)	.11
Total from Investment Operations	.44	.74	(.24)	.12	.51
Distributions:
Dividends from investment income—net	(.36)	(.34)	(.39)	(.41)	(.43)
Dividends from net realized gain on investments	(.00)[b]	–	–	(.01)	–
Total Distributions	(.36)	(.34)	(.39)	(.42)	(.43)
Net asset value, end of period	6.30	6.22	5.82	6.45	6.75
Total Return (%)	7.21	13.17	(3.96)	1.64	7.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.39	5.79	5.78	5.59	6.03
Portfolio Turnover Rate	66.96	69.04	54.35	72.20	46.05
Net Assets, end of period ($ x 1,000)	1,051,673	923,563	741,184	884,742	1,150,345

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that

NOTES TO FINANCIAL STATEMENTS (continued)

series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	1,121,152,554	–	1,121,152,554
Floating Rate Loan Interests†	–	33,272,049	–	33,272,049
Registered Investment Companies	184,009,189	–	–	184,009,189
U.S. Treasury	—	618,734	–	618,734
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(463,830)	–	(463,830)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $177,397 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s

NOTES TO FINANCIAL STATEMENTS (continued)

continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,018,504, accumulated capital losses $92,110,698 and unrealized appreciation $26,517,106.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2017. The fund has $20,585,505 of short-term capital losses and $71,525,193 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $69,331,332 and $60,365,357, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, capital loss carryover expiration, amortization of premiums, paydown gains and losses, and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $3,532,583, increased accumulated net realized gain (loss) on investments by $20,260,416 and decreased paid-in capital by $23,792,999. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations.

NOTES TO FINANCIAL STATEMENTS (continued)

For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2017, Trustees’ fees reimbursed by Dreyfus amounted to $91,058.

During the period ended December 31, 2017, the Distributor retained $2,712 from commissions earned on sales of the fund’s Class A shares and $1,541 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2017, Class A and Class C shares were charged $386,256 and $359,007, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2017, Class C shares were charged $119,669 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $731,055, Distribution Plans fees $53,059 and Service Plan fees $7,174, which are offset against an expense reimbursement currently in effect in the amount of $7,323.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2017, amounted to $820,651,086 and $778,586,145, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

NOTES TO FINANCIAL STATEMENTS (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(463,830)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(463,830)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(463,830)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(167,143)		-	-	(167,143)
Commonwealth Bank of Australia	(85,629)		-	-	(85,629)
Goldman Sachs International	(134,746)		-	-	(134,746)
Morgan Stanley Capital Services	(76,312)		-	-	(76,312)
Total	(463,830)		-	-	(463,830)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Forward contracts	25,786,735

At December 31, 2017, the cost of investments for federal income tax purposes was $1,312,778,665; accordingly, accumulated net unrealized appreciation on investments was $26,273,861, consisting of $39,186,289 gross unrealized appreciation and $12,912,428 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Dreyfus/Laurel Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Fund (the Fund), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus advised investment companies since 1994.

New York, New York
February 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 76.12% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0026 as a short-term capital gain dividend paid on December 5, 2017 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 26

———————

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 26

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus High Yield Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0029AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,000 in 2016 and $60,455 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 4,600        in 2016 and $4,740 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            2,500 in 2016 and $2,600 in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,722,000 in 2016 and $20,601,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 22, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)